Exhibit 10.5(g)

                          SIXTH MODIFICATION AGREEMENT



DATE:             May 19, 1995

PARTIES:          Borrower:         CONTINENTAL HOMES HOLDING CORP.,
                                    a Delaware corporation.

                  Bank:             BANK ONE, ARIZONA, NA,
                                    a national banking association.

RECITALS:

     A. Bank has extended to Borrower credit ("Loan") in the principal amount of $10,000,000.00 pursuant to the Loan Agreement, dated February 25, 1993 ("Loan Agreement"), and evidenced by the Promissory Note, dated February 25, 1993 ("Note"). The unpaid principal of the Loan as of the date hereof is $10,000,000.00.

     B. Bank and Borrower have executed and delivered previously the following agreements ("Modifications") modifying the terms of the Loan, the Note, and/ or the Loan Agreement: First Modification Agreement, dated February 25, 1994, Second Modification Agreement, dated March 31, 1994, Third Modification Agreement, dated November 17, 1994, Fourth Modification Agreement, dated November 22, 1994, and Fifth Modification Agreement, dated March 14, 1995. (The Note, the Loan Agreement, any arbitration resolution, any environmental certification and indemnity agreement, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan, as modified in the Modifications, are sometimes referred to individually and collectively as the "Loan Documents". Hereinafter, "Note" and "Loan Agreement" shall mean such documents as modified in the Modifications.)

     C. Borrower has requested that Bank modify the Loan and the Loan Documents as provided herein. Bank is willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

AGREEMENT:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

1.   ACCURACY OF RECITALS.

Borrower acknowledges the accuracy of the Recitals.

2.   MODIFICATION OF LOAN DOCUMENTS.

     2.1  The Loan Documents are modified as follows:

              2.1.1 The definitions of "Fixed Rate" and "Variable Rate" in the Note are hereby modified in their entirety as follows:

                  "Fixed Rate" means the rate per annum equal to the sum of (i) two and one-quarter percent (2.25%) per annum, and (ii) the rate per annum obtained by dividing (A) the rate of interest determined by Bank, based on Telerate System reports or such other source as may be selected by Bank, to be the "London Interbank Offered Rate" at which deposits in United States dollars are offered by major banks in London, England, one (1) Business Day before the first day of the respective Interest Period by (B) a percentage equal to one hundred percent (100%) minus the Eurodollar Rate Reserve Percentage for the period equal to such Interest Period.

                  "Variable  Rate"  means the rate per annum equal to the sum of
         (i) one-quarter of one percent (.25%) per annum, and (ii) the rate per annum most recently publicly announced by Bank, or its successors, in Phoenix, Arizona, as its "prime rate," as in effect from time to time. The Variable Rate will change on each day that the "prime rate" changes. The "prime rate" is not necessarily the best or lowest rate offered by Bank, and Bank may lend to its customers at rates that are at, above, or below its "prime rate."

     2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein or by any guarantor in any related Consent and Agreement of Guarantor(s) is materially incomplete, incorrect, or misleading as of the date hereof.

     2.3 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.

3.  RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

4.  BORROWER REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants to Bank:

     4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

     4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Bank in connection with the Loan from the most recent financial statement received by Bank.

     4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

     4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

     4.5 The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

     4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

5.  BORROWER COVENANTS.

Borrower covenants with Bank:

     5.1 Borrower shall execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.

     5.2 Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Bank in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.

     5.3 Contemporaneously with the execution and delivery of this Agreement, Borrower has paid to Bank:

         5.3.1 All accrued and unpaid interest under the Note and all amounts, other than interest and principal, due and payable by Borrower under the Loan Documents as of the date hereof.

         5.3.2 All the internal and external costs and expenses incurred by Bank in connection with this Agreement (including, without limitation, inside and outside attorneys' expenses and fees).

6.   EXECUTION AND DELIVERY OF AGREEMENT BY BANK.

Bank shall not be bound by this Agreement until (i) Bank has executed and delivered this Agreement, (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, (iii) each guarantor(s) of the Loan, if any, has executed and delivered to Bank a Consent and Agreement of Guarantor(s), and (iv) if required by Bank, Borrower and any guarantor(s) have executed and delivered to Bank an arbitration resolution, an environmental questionnaire, and an environmental certification and indemnity agreement.

7.   INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR
WAIVER.

The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Bank in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

8.  BINDING EFFECT.

The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and Bank and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its right or delegate any of its obligation under the Loan Documents and any purported assignment or delegation shall be void.

9.   CHOICE OF LAW.

This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

10.  COUNTERPART EXECUTION.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

DATED as of the date first above stated.

                                             CONTINENTAL HOMES HOLDING CORP.,
                                             a Delaware corporation

                                             By:   /s/ Donald R. Loback
                                                --------------------------------
                                             Name:     Donald R. Loback
                                                  ------------------------------
                                             Title:    Co-CEO
                                                   -----------------------------

                                             BANK ONE, ARIZONA, NA,
                                             a national banking association

                                             By:    /s/ Rhonda R. Williams
                                                --------------------------------
                                             Name:      Rhonda R. Williams
                                                  ------------------------------
                                             Title:     Assistant VP
                                                   -----------------------------